UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

       Date of Report (Date of earliest event reported): February 10, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles               0-19961                     N/A
(State or other jurisdiction   Commission File Number       (I.R.S. Employer
     of incorporation)                                   Identification Number)
                            -------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles           N/A
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525

                          -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

         On February 16, 2005, Orthofix International N.V. issued a press release announcing the retirement of Mr. Erik Hartsuiker and Mr. Alberto C. d'Abreu de Paulo from its Board of Directors (the "Board") and the appointment of Mr. Stefan Widensohler to the Board. The resignations of Mr. Hartsuiker and Mr. d'Abreu de Paulo are effective as of February 10 and February 11, 2005, respectively. The appointment of Mr. Widensohler is effective as of February 10, 2005. Mr. Widensohler has also been appointed to serve as a member of the Compensation Committee, the Nominating Committee and the ad hoc International Committee of the Board. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.



Item 9.01  Financial Statement and Exhibits.
           ---------------------------------
    (c)    Exhibits

    99.1   Press release of Orthofix International N.V. dated February 16, 2005.

                                    Signature



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   February 16, 2005

                                ORTHOFIX INTERNATIONAL N.V.


                                By: /s/ Thomas Hein
                                    -------------------------------------------
                                    Name:   Thomas Hein
                                    Title:  Chief Financial Officer